SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2004

RURAL/METRO CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-22056	86-0746929
(Commission File Number)	(IRS Employer Identification No.)

8401 East Indian School Road

Scottsdale, Arizona

85251

(Address of Principal Executive Offices)

(Zip Code)

(480) 606-3886

(Registrant’s telephone number, including area code)

Item 12.	Results of Operations and Financial Condition

On February 13, 2004, Rural/Metro Corporation, a Delaware corporation, issued a press release announcing its results for the quarter ended December 31, 2003. A copy of the release is filed herewith as Exhibit 99.1.

The information in this Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURAL/METRO CORPORATION

Date: February 13, 2004	By:	/s/ John S. Banas III

John S. Banas III Executive Vice President

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Rural/Metro Corporation, dated February 13, 2004